Exhibit 99.3

PRESIDENTIAL BROKERAGE, INC.

Report of Independent Registered Public Accounting Firm
on Financial Statements and Supplemental
Schedules for the Fiscal Period Ended September 30, 2019

1

PRESIDENTIAL BROKERAGE, INC.

2

HARDING AND HITTESDORF, P.C.

Certified Public Accountants

650 S. Cherry Street, Suite 1050

Denver, Colorado 80246

(303) 393-0888

FAX (303) 893-0894

www.hhcpafirm.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of Presidential Brokerage, Inc.

Greenwood Village, Colorado

Opinion on the Financial Statements

We have audited the accompanying statement of financial condition of Presidential Brokerage, Inc. (an S-Corporation) as of September 30, 2019, the related statements of operations, changes in shareholders' equity, and cash flows for the period of January 1, 2019 through September 30, 2019, and the related notes and schedules (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of Presidential Brokerage, Inc. as of September 30, 2019, and the results of its operations and its cash flows for the period January 1, 2019 through September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of Presidential Brokerage, Inc.'s management. Our responsibility is to express an opinion on Presidential Brokerage, Inc.'s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United. States) (PCAOB) and are required to be independent with respect to Presidential Brokerage, Inc. in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements. We believe that our audit provides a reasonable basis for our opinion.

Auditor's Report on Supplemental Information

The supplementary information contained in Schedules I and II has been subjected to audit procedures performed in conjunction with the audit of Presidential Brokerage, Inc.'s financial statements. The supplementary information is the responsibility of Presidential Brokerage, Inc.'s management. Our audit procedures included determining whether the supplementary information reconciles to the financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the supplementary information. In forming our opinion on the supplementary information, we evaluated whether the supplementary information, including its form and content, is presented in conformity with 17 C.F.R. Section 240.17a-5. In our opinion, the supplementary information contained in Schedules I and II is fairly stated, in all material respects, in relation to the financial statements as a whole.

/s/ Harding& Hittesdorf, P.C.

HARDING AND HITTESDORF, P.C.

Certified Public Accountants

We have served as Presidential Brokerage, Inc.'s auditor since 2009.

Denver, Colorado

November 29, 2019

3

PRESIDENTIAL BROKERAGE, INC.

STATEMENT OF FINANCIAL CONDITION

SEPTEMBER 30, 2019

ASSETS

Cash and cash equivalents	$224,137
Due from clearing house	38,052
Accrued revenue	21,017
Payroll Advances	2,500
Prepaid Expenses	39,215
Office equipment, furniture and leasehold improvements, at cost, less accumulated depreciation of $318,856	4,900
Clearing deposit	100,434
Deposit	38,995
Operating Lease Right of Use Asset	678,779

TOTAL ASSETS	$1,148,030

The accompanying notes are an integral part of these financial statements.

4

PRESIDENTIAL BROKERAGE, INC.

STATEMENT OF FINANCIAL CONDITION

SEPTEMBER 30, 2019

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable	$22,578
Accrued expenses	17,139
Accrued contingent liability	71,975
Commissions payable	71,999
Operating Lease liabilities	678,778

TOTAL LIABILITIES	862,469

COMMITMENT (Note 4)

STOCKHOLDERS' EQUITY:
Common stock, at a stated value of $0.05 per share; authorized 10,000,000 shares, 6,971,874 shares issued and outstanding	354,343
Treasury Stock	(1,001)
Additional paid in capital	921,193
Retained deficit	(988,975)

TOTAL STOCKHOLDERS' EQUITY	285,560

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,148,030

The accompanying notes are an integral part of these financial statements.

5

PRESIDENTIAL BROKERAGE, INC.

STATEMENT OF OPERATIONS

FOR THE PERIOD JANUARY 1, 2019 - SEPTEMBER 30, 2019

REVENUES:
Total services	$2,714,247
TOTAL REVENUE	2,714,247

OPERATING EXPENSES:
Salaries and commissions	1,521,544
Rent	306,481
Advertising	126,355
Payroll and other taxes	111,995
Other operating	164,042
Office expense	4,470
Insurance	65,699
Outside services	110,005
Brokerage charges	151,075
Telephone	37,312
Registration fees	31,113
Client costs	32,001
Travel and entertainment	46,698
Depreciation	8,194
TOTAL EXPENSES	2,716,982

NET LOSS	$(2,735)

The accompanying notes are an integral part of these financial statements.

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PRESIDENTIAL BROKERAGE, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

	Common Stock		Treasury Stock			Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
BALANCE, JANUARY 1, 2019	6,675,349	$354,343	–	$–	$921,193	$(986,239)	$289,297
Stock repurchase	296,525	–	(296,525)	51,999	–	–	–
Net loss	–	–		–	–	(2,735)	(2,735)
BALANCE,SEPTEMBER 30, 2019	6,971,874	$354,343	(296,525)	$51,999	$921,193	$(988,974)	$286,562

The accompanying notes are an integral part of these financial statements.

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PRESIDENTIAL BROKERAGE, INC.

STATEMENT OF CASH FLOWS

FOR THE PERIOD JANUARY 1, 2019 - SEPTEMBER 30, 2019

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$(2,735)
Non-cash items:
Depreciation	8,194
Increase (decrease) in cash resulting from change in:
Due from clearing house	70,702
Prepaid Expenses	(33,799)
Accrued revenue	122
Accounts payable	(50,961)
Accrued expenses	45,616
Commissions payable	(52,438)

NET CASH USED FOR OPERATING ACTIVITIES	(15,299)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of office equipment and leasehold improvements	(13,095)
Deposit paid	(6,426)

NET CASH USED FOR INVESTING ACTIVITIES	(19,521)

CASH FLOWS FROM FINANCING ACTIVITIES:
Treasury Stock Sale and Repurchase	51,999

NET CASH PROVIDED BY FINANCING ACTIVITIES	51,999

NET INCREASE IN CASH AND CASH EQUIVALENTS	17,179

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	206,958

CASH AND CASH EQUIVALENTS, END OF YEAR	$224,137

The accompanying notes are an integral part of these financial statements.

8

PRESIDENTIAL BROKERAGE, INC.

NOTES TO FINANCIAL STATEMENTS

PERIOD ENDED SEPTEMBER 30, 2019

1.	Summary of Significant Accounting Policies

Organization

Presidential Brokerage, Inc. (an S corporation) (the "Company") was incorporated in the state of California on June 25, 1991. The Company is a registered broker-dealer with the Securities and Exchange Commission ("SEC") and with the Financial Industry Regulatory Authority ("FINRA"). The Company is also a member of the Securities Investor Protection Corporation ("SIPC"). The Company's securities is limited to introducing and forwarding securities on a fully disclosed basis to a carrying broker-dealer. The Company as a matter of policy does not hold funds or securities for customers or owe money or securities to customers.

Cash and Cash Equivalents

Investments with original maturities of three months or less are classified as cash equivalents.

Property and Equipment

Property and equipment are stated at cost. Depreciation is calculated principally by the straight-line method over a useful life of five to seven years. Leasehold improvements are amortized over the life of the lease. Maintenance and repairs are expensed as incurred. Major betterments are capitalized. The Company takes advantage of Internal Revenue Code Section 179 allowing depreciation write-offs of up to $1,000,000 in year of acquisition. This method of writing off up to $1,000,000 in the year of acquisition is not a generally accepted accounting principle; however, the GAAP calculated depreciation did not vary materially from the tax method considering the financial statements taken as a whole.

Fiscal Year Change

Effective September 30, 2019 the Company changed its fiscal year end from December 31 to September 30. Accordingly, these financial statements represent the period from January 1, 2019 to September 30, 2019.

Income Taxes

The Company, with consent of its shareholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements. However, the Company operates in California which imposes a minimum franchise tax of $800.

The Company records a liability for uncertain tax positions when it is more likely than not that a tax position would not be sustained if examined by the taxing authority. The Company continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. The Company's evaluation on September 30, 2019 revealed no uncertain tax positions that would have a material impact on the financial statements. The Company does not believe that any reasonably possible changes will occur within the next twelve months that will have a material impact on the financial statements.

Interest and penalties associated with the Company's tax positions are reflected as interest expense in the financial statements. There were no interest or penalties incurred during the fiscal year ended September 30, 2019.

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PRESIDENTIAL BROKERAGE, INC.

NOTES TO FINANCIAL STATEMENTS

PERIOD ENDED SEPTEMBER 30, 2019

1.	Summary of Significant Accounting Policies (Continued)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of temporary cash investments. The Company restricts temporary cash investments to financial institutions with high credit standing. Such temporary cash investments are often in excess of the FDIC insurance limit.

Advertising Costs

Advertising costs are expensed as incurred.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Subsequent Events

Management has evaluated events thorough the auditors' report date, which is the date the financial statements were available to be issued. There were no material subsequent events that required recognition or additional disclosure in these financial statements.

Financial Advisory Services and Revenue Recognition

In May 2014, the FASB issued ASU No. 2014-09, "Revenue from Contracts with Customers (Topic 606)." This ASU, as amended, provides comprehensive guidance on the recognition of revenue from customers arising from transfer of goods and services, guidance on accounting for certain contract costs, and new disclosures. The company adopted this ASU in January 2019 using a modified retrospective approach. The ASU did not have a material impact on the Company's financial condition, results of operations or cash flows for the period ending September 30, 2019.

The Company offers clients a wide range of investment services that includes money management, comprehensive financial planning, and tax planning and preparation. Clients can choose from an array of services that best fits their situation, each having a separate fee structure. The annual fees for Investment Advisory Services for retail clients are based upon a percentage of assets under management and generally range from 0.50% to 2.00%. Some clients have elected to pay commissions in lieu of advisory fees. In those cases, the client does not pay an annual fee for Investment Advisory Services. Generally, fees for Investment Advisory Services are billed quarterly five days before each quarter-end. Fees are calculated based upon the value plus accrued interest.

The Company provides investment advisory services on a daily basis. The Company believes the performance obligation for providing advisory services is satisfied over time because the customer is receiving and consuming the benefits as they are provided by the Company. Fee arrangements are based on a percentage applied to the customer's assets under management. Fees are received quarterly and are recognized as revenue at that time as they relate specifically to the services provided in that period, which are distinct from the services provided in other periods.

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PRESIDENTIAL BROKERAGE, INC.

NOTES TO FINANCIAL STATEMENTS

PERIOD ENDED SEPTEMBER 30, 2019

1.	Summary of Significant Accounting Policies (Continued)

Brokerage Services and Revenue Recognition

The Company buys and sell securities on behalf of its customers. Each time a customer enters into a buy or sell transaction, the Company charges a commission. Commissions and related clearing expenses are recorded on the trade date (the date that the Company fills the trade order by finding and contracting with a counterparty and confirms the trade with the customer). The Company believes that the performance obligation is satisfied on the trade date because that is when the underlying financial instrument or purchaser is identified, the pricing is agreed upon, and the risks and rewards of ownership have been transferred to or from the customer.

2.	Statutory Requirements

Pursuant to Rule 15c3-1 of the Securities Exchange Act of 1934, the Company is required to maintain minimum net capital of $100,000. At September 30, 2019, the Company's net capital was $199,949.

The Company is exempt from certain provisions of Rule 15c3-3 of the Securities Exchange Act of 1934. Such exemption is in accordance with paragraph (k) (2) (ii) of the Rule.

3.	Retirement Plan

The Company provides a 401(k) profit sharing plan which covers substantially all employees. Participating employees may elect to contribute, on a tax-deferred basis, a portion of their compensation in accordance with Section 401(k) of the Internal Revenue Code. The Company does not match contributions.

4.	Commitment and Contingencies

Lease Commitment

The non-cancellable Denver lease expired May 31, 2014. The Company signed a third amendment to a non-cancellable lease effective September, 2013, referred to as an Expansion Lease for additional rentable space through May, 2021. Monthly rent is $27,000.

The Company signed a lease agreement for an executive office in Colorado Springs effective July 2018 for a 6 month term and renewed the lease on January 1, 2019 for 6 months ending on June 30, 2019. It was renewed July 1, 2019 for a 6 month term ending on December 31, 2019. The monthly rent is $875.

The Loveland, Colorado lease was signed in July, 2011. Monthly rent was $7,765. The lease expired on January 31, 2019. The Company signed a sub-lease to relocate the Loveland office effective January 1, 2019 for a 14 month term expiring on February 29, 2020. The monthly rent is $5,363. A new lease was signed starting March 1, 2020 through August 31, 2021 with a monthly rent of $6,426.

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PRESIDENTIAL BROKERAGE, INC.

NOTES TO FINANCIAL STATEMENTS

PERIOD ENDED SEPTEMBER 30, 2019

4.	Commitment and Contingencies (Continued)

Lease Commitment (Continued)

The Company recognizes and measures its leases in accordance with FASB ASC 842, Leases. The Company is a lessee in two noncancelable operating leases for office space. The Company determines if an arrangement is a lease, or contains a lease, at inception of a contract and when the terms of an existing contract are changed. The Company recognizes a lease liability and a right of use (ROU) asset at the commencement date of the lease. The lease liability is initially and subsequently recognized based on the total value of its future lease payments. Variable payments are included in the future lease payments when those variable payments depend on an index or a rate. The ROU asset is subsequently measured throughout the lease term at the amount of the remeasured lease liability (i.e., present value of the remaining lease payments), plus unamortized initial direct costs, plus (minus) any prepaid (accrued) lease payments, less the unamortized balance of lease incentives received, and any impairment recognized. Lease cost for lease payments is recognized on a straight-line basis over the lease term.

The Company has elected, for all underlying classes of assets, to not recognize ROU assets and lease liabilities for short-term leases that have a lease term of 12 months or less at lease commencement, and do not include an option to purchase the underlying asset that the Company is reasonably certain to exercise. We recognize lease cost associated with our short-term leases on a straight-line basis over the lease term.

The Company has an obligation as a lessee for office space with initial noncancelable terms in excess of one year. The Company classified this lease as an operating lease. These leases generally contain renewal options for periods ranging from two to five years. Because the Company is not reasonably certain to exercise these renewal options, the optional periods are not included in determining the lease term, and associated payments under these renewal options are excluded from lease payments. The Company's leases do not include termination options for either party to the lease or restrictive financial or other covenants. Payments due under the lease contracts include fixed payments. The Company's office space leases require it to make variable payments for the Company's proportionate share of the building's property taxes, insurance, and common area maintenance. These variable lease payments are not included in lease payments used to determine lease liability and are recognized as variable costs when incurred.

The components of lease cost for the year ended September 30, 2019 are as follows:

Operating lease cost	$289,687
Variable lease cost	$16,794
Total lease cost	$306,481

Amounts reported in the consolidated balance sheet as of September 30, 2019 were as follows:

Operating leases:
Operating lease ROU assets	$678,778
Operating lease liabilities	$678,778

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PRESIDENTIAL BROKERAGE, INC.

NOTES TO FINANCIAL STATEMENTS

PERIOD ENDED SEPTEMBER 30, 2019

4.	Commitment and Contingencies (Continued)

Lease Commitment (Continued)

Other information related to leases as of September 30, 2019 was as follows:

Supplemental cash flow information:

Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flow from operating leases	$131,722
ROU assets obtained in exchange for lease obligations:
Operating leases	$810,500
Reductions to ROU assets resulting from reductions to lease obligations:
Operating leases	$(131,722)
Weighted average remaining lease term:
Operating leases	2.5 years
Weighted average discount rate:
Operating leases	0%

Amounts disclosed for ROU assets obtained in exchange for lease obligations and reductions to ROU assets resulting from reductions to lease obligations include amounts added to or reduced from the carrying amount of ROU assets resulting from new leases, lease modifications or reassessments.

Maturities of lease liabilities under noncancelable operating leases as of September 30, 2019 are as follows:

2020	$398,422
2021	280,356
Total lease liabilities	$678,778

Contingencies

The Company is from time to time subject to claims and suits arising in the ordinary course of its business. The Company accrues for potential liabilities involved in these matters as they become known and can be reasonably estimated. For the fiscal year ended September 30, 2019, the Company has accrued a liability of $71,975 for potential claims.

5.	Common Stock Issued and Repurchased

During 2019 the firm reissued common shares from Treasury totaling 323,525 to a former employee as a reversal of a repurchase initiated in 2018. Accordingly, a $52,000 note payable to the former employee was also reversed.

During 2019 the firm repurchased shares from one employee. The total number of shares repurchased were 27,000 at a cost of $1 and were place in Treasury in anticipation of future reissuance.

13

PRESIDENTIAL BROKERAGE, INC.

SUPPLEMENTAL SCHEDULE OF COMPUTATION OF NET CAPITAL,
MINIMUM NET CAPITAL REQUIRED, AND AGGREGATE INDEBTEDNESS

SEPTEMBER 30, 2019

COMPUTATION OF NET CAPITAL AND MINIMUM NET CAPITAL REQUIRED

STOCKHOLDERS' EQUITY	$285,560

DEDUCTIONS:
Non-allowable assets	(85,611)

NET CAPITAL	$199,949

MINIMUM NET CAPITAL REQUIRED (greater of 6-2/3% of aggregate indebtedness or $100,000)	$100,000

AGGREGATE INDEBTEDNESS

TOTAL AGGREGATE INDEBTEDNESS	$183,691

RATIO OF AGGREGATE INDEBTEDNESS TO NET CAPITAL	91.87

There were no material differences between the above net capital computation and the corresponding computation included in the Company's Form X-17A-5 Part IIA.

14

HARDING AND HITTESDORF, P.C.

Certified Public Accountants

650 S. Cherry Street, Suite 1050

Denver, Colorado 80246

(303) 393-0888

FAX (303) 393-0894

www.hhcpafirm.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of Presidential Brokerage, Inc.

We have reviewed management's statements, included in the accompanying Exemption Report, in which (1) Presidential Brokerage, Inc. identified the following provisions of 17 C.F.R. § 15c3-3(k) under which Presidential Brokerage, Inc. claimed an exemption from 17 C.F.R. § 240.15c3-3: (k)(2)(ii) (exemption provisions) and (2) Presidential Brokerage, Inc. stated that Presidential Brokerage,. Inc. met the identified exemption provisions throughout the most recent fiscal year without exception. Presidential Brokerage, Inc. 's management is responsible for compliance with the exemption provisions and its statements.

Our review was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and, accordingly, included inquiries and other required procedures to obtain evidence about Presidential Brokerage, Inc.’s compliance with the exemption provisions. A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's statements. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to management's statements referred to above for them to be fairly stated, in all material respects, based on the provisions set forth in paragraph (k)(2)(ii) of Rule 15c3-3 under the Securities Exchange Act of 1934.

/s/ Harding& Hittesdorf, P.C.

HARDING AND HITTESDORF, P.C.

Denver, Colorado

November 29, 2019

15

HARDING AND HITTESDORF, P.C.

Certified Public Accountants

650 S. Cherry Street, Suite 1050

Denver, Colorado 80246

(303) 393-0888

FAX (303) 393-0894

www.hhcpafirm.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON APPLYING AGREED-UPON PROCEDURES

Board of Directors of Presidential Brokerage, Inc.

We have performed the procedures included in Rule 17a-5(e)(4) under the. Securities Exchange Act of 1934 and in the Securities Investor Protection Corporation (SIPC) Series 600 Rules, which are enumerated below and were agreed to by Presidential Brokerage, Inc. and the SIPC, solely to assist you and SIPC in evaluating Presidential Brokerage, Inc.'s compliance with the applicable instructions of General Assessment Reconciliation (Form SIPC-7) for the period ended September 30, 2019. Presidential Brokerage, Inc.'s management is responsible for its Form SIPC-7 and for its compliance with those requirements. This agreed-upon procedures engagement was conducted in accordance with standards established by the Public Company Accounting Oversight Board (United States) and in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of those parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose Va. which this report has been requested or for any other purpose. The procedures we performed and our findings are as follows:

1.	Compared the listed assessment payments in the Form SIPC-7 with respective cash disbursement records entries, noting no differences;

2.	Compared the Total Revenue amount reported on the Annual Audited Report Form X-17A-5 Part III for the period ended September 30, 2019 with the Total Revenue amount reported in the Form SIPC-7 for the period ended September 30, 2019, noting a $2,766 difference;

3.	Compared any adjustments reported in the Form S1PC-7 with supporting schedules and working papers, noting a $269 difference;

4.	Recalculated the arithmetical accuracy of the calculations reflected in the Form SIPC-7 and in the related schedules and working papers supporting the adjustments, noting a $270 difference; and

5.	Compared the amount of any overpayment applied to the current assessment with the Form SIPC-7 on which was originally computed, noting no differences.

We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on Presidential Brokerage Inc.'s compliance with the applicable instructions of the Form SIPC-7 for the period ended September 30, 2019. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of Presidential Brokerage, Inc.'s and the SIPC and is not intended to be and should not be used by anyone other than these specified parties.

/s/ Harding& Hittesdorf, P.C.

HARDING AND HITTESDORF, P.C.

Denver, Colorado

November 29, 2019

16

PRESIDENTIAL BROKERAGE, INC.

Report of Independent Registered Public Accounting Firm
on Financial Statements and Supplemental
Schedules for the Year Ended December 31, 2018

17

PRESIDENTIAL BROKERAGE, INC.

18

HARDING AND HITTESDORF, P.C.

Certified Public Accountants

650 S. Cherry Street, Suite 1050

Denver, Colorado 80246

(303) 393-0888

FAX (303) 393-0894

www.hhcpafirm.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Presidential Brokerage, Inc.

Greenwood Village, Colorado

Opinion on the Financial Statements

We have audited the accompanying statement of financial condition of Presidential Brokerage, Inc. (an S-Corporation) as of December 31, 2018, the related statements of operations, changes in stockholders' equity, changes in liabilities subordinated to claims of general creditors, and cash flows for the year then ended, and the related notes and schedules (collectively referred to as the financial statements). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Presidential Brokerage, Inc. as of December 31, 2018, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of Presidential Brokerage, Inc.'s management. Our responsibility is to express an opinion on Presidential Brokerage, Inc.'s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to Presidential Brokerage, Inc. in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCA0B.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements. We believe that our audit provides a reasonable basis for our opinion.

Auditor's Report on Supplemental Information

The supplementary information contained in Schedules I and II has been subjected to audit procedures performed in conjunction with the audit of Presidential Brokerage, Inc.'s financial statements. The supplementary information is the responsibility of Presidential Brokerage, Inc.'s management. Our audit procedures included determining whether the supplementary information reconciles to the financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the supplementary information. In forming our opinion on the supplementary information, we evaluated whether the supplementary information, including its form and content, is presented in conformity with 17 C.F.R. Section 240.17a-5. In our opinion, the supplementary information contained in Schedules I and II is fairly stated, in all material respects, in relation to the financial statements as a whole.

/s/ Harding& Hittesdorf, P.C.

HARDING AND HITTESDORF, P.C.

Certified Public Accountants

We have served as Presidential Brokerage, Inc.'s auditor since 2009.

Denver, Colorado

February 28, 2019

19

PRESIDENTIAL BROKERAGE, INC

STATEMENT OF FINANCIAL CONDITION

DECEMBER 31, 2018

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$206,958
Due from clearing house	108,754
Accrued revenue	21,139
Prepaid Expenses	5,417

Total Current Assets	342,268

PROPERTY AND EQUIPMENT, at cost
Office equipment and furniture	311,013
Less accumulated depreciation	(311,013)

Total Property and Equipment	–

OTHER ASSETS:
Clearing deposit	100,434
Deposit	32,569

Total Other Assets	133,003

TOTAL ASSETS	$475,271

The accompanying notes are an integral part of these financial statements.

20

PRESIDENTIAL BROKERAGE, INC.

STATEMENT OF FINANCIAL CONDITION

DECEMBER 31, 2018

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$73,539
Accrued expenses	27,148
Accrued contingent liability	22,000
Commissions payable	116,288

Total Current Liabilities	238,975

COMMITMENT (Note 4)

STOCKHOLDERS' EQUITY:
Common stock, at a stated value of $0.05 per share; authorized 10,000,000 shares, 1,764,333 shares issued and outstanding	354,343
Treasury Stock	(53,000)
Additional paid in capital	921,193
Retained deficit	(986,239)

Total Stockholders' Equity	236,297

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$475,272

The accompanying notes are an integral part of these financial statements.

21

PRESIDENTIAL BROKERAGE, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

REVENUES:
Total services	$3,538,748
TOTAL REVENUE	3,538,748

OPERATING EXPENSES:
Salaries and commissions	2,575,119
Rent	539,710
Advertising	194,668
Payroll and other taxes	183,073
Other operating	75,094
Office expense	73,339
Insurance	92,194
Outside services	83,945
Brokerage charges	123,338
Telephone	42,188
Registration fees	53,221
Client costs	5,030
Travel and entertainment	37,351
Depreciation	2,350
TOTAL EXPENSES	4,080,619

NET LOSS	$(541,872)

The accompanying notes are an integral part of these financial statements.

22

PRESIDENTIAL BROKERAGE, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

	Common Stock		Treasury Stock		Paid-in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
BALANCE, JANUARY 1, 2018	1,764,333	$88,976	–	$–	$533,596	$(444,367)	$178,205
Stock repurchase	(396,317)	–	396,317	(53,000)	–	–	–
Stock purchase	5,307,333	265,367	–	–	337,597	–	602,964
Capital contribution	–	–	–	–	50,000	–	50,000
Net loss	–	–	–	–	–	(541,872)	(541,872)
BALANCE, DECEMBER 31, 2018	6,675,349	$354,343	396,317	$53,000)	$921,193	$(986,239)	$289,297

The accompanying notes are an integral part of these financial statements.

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PRESIDENTIAL BROKERAGE, INC.

STATEMENT OF CHANGES IN LIABILITIES
SUBORDINATED TO CLAIMS OF CREDITORS

	All Satisfactory Subordinated Debt	Debt that Qualifies as Equity Capital
BALANCE, JANUARY I, 2018	$403,000	$403,000

Increases: Debt issued and accrued interest	–	–

Decreases: Debt Converted to common stock	(403,000)	(403,000)

BALANCE, DECEMBER 31, 2018	$–	$–

The accompanying notes are an integral part of these financial statements.

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PRESIDENTIAL BROKERAGE, INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$(541,872)
Increase (decrease) in cash resulting from change in:
Due from clearing house	(62,661)
Prepaid Expenses	(5,417)
Accrued revenue	(2,053)
Accounts payable	20,647
Accrued expenses	5,410
Accrued client cost	2,000
Commissions payable	92,081

NET CASH PROVIDED BY OPERATING ACTIVITIES	(491,864)

CASH FLOWS FROM INVESTING ACTIVITIES:
Deposits	2,926

NET CASH PROVIDED BY INVESTING ACTIVITIES	2,926

CASH FLOWS FROM FINANCING ACTIVITIES:
Subordinated note conversion	(403,000)
Treasury Stock Repurchase	(53,000)
Proceeds from issuance of stock	602,964
Paid In Capital	50,000

NET CASH PROVIDED BY FINANCING ACTIVITIES	196,964

NET INCREASE IN CASH AND CASH EQUIVALENTS	(291,974)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	498,932

CASH AND CASH EQUIVALENTS, END OF YEAR	$206,958

The accompanying notes are an integral part of these financial statements.

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PRESIDENTIAL BROKERAGE, INC.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2018

1.	Summary of Significant Accounting Policies

Organization

Presidential Brokerage, Inc. (an S corporation) (the "Company") was incorporated in the state of California on June 25, 1991. The Company is a registered broker-dealer with the Securities and Exchange Commission ("SEC") and with the Financial Industry Regulatory Authority ("FINRA"). The Company is also a member of the Securities Investor Protection Corporation ("SIPC"). The Company's securities business is limited to introducing and forwarding securities on a fully disclosed basis to a carrying broker-dealer. The Company as a matter of policy does not hold funds or securities for customers or owe money or securities to customers.

Revenue Recognition

Securities transactions and the related revenues and expenses are reflected in the financial statements on a settlement date basis, which is generally three business days after the trade date. Revenues and expenses on a trade date basis are not materially different from revenues and expenses on a settlement date basis.

Cash and Cash Equivalents

Investments with original maturities of three months or less are classified as cash equivalents.

Property and Equipment

Property and equipment are stated at cost. Depreciation is calculated principally by the straight-line method over a useful life of five to seven years. Leasehold improvements are amortized over a seven year life. Maintenance and repairs are expensed as incurred. Major betterments are capitalized. The Company takes advantage of Internal Revenue Code Section 179 allowing depreciation write-offs of up to $1,000,000 in year of acquisition. This method of writing off up to $1,000,000 in the year of acquisition is not a generally accepted accounting principle; however, the GAAP calculated depreciation did not vary materially from the tax method considering the financial statements taken as a whole.

Income Taxes

The Company, with consent of its shareholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements. However, the Company operates in California which imposes a minimum franchise tax of $800.

The Company records a liability for uncertain tax positions when it is more likely than not that a tax position would not be sustained if examined by the taxing authority. The Company continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. The Company's evaluation on December 31, 2018 revealed no uncertain tax positions that would have a material impact on the financial statements. The Company does not believe that any reasonably possible changes will occur within the next twelve months that will have a material impact on the financial statements.

Interest and penalties associated with the Company's tax positions are reflected as interest expense in the financial statements. There were no interest or penalties incurred during the year ended December 31, 2018.

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PRESIDENTIAL BROKERAGE, INC.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2018

1.	Summary of Significant Accounting Policies (Continued)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of temporary cash investments. The Company restricts temporary cash investments to financial institutions with high credit standing. Such temporary cash investments are often in excess of the FDIC insurance limit.

Advertising Costs

Advertising costs are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Subsequent Events

Management has evaluated events thorough the auditors' report date, which is the date the financial statements were available to be issued. There were no material subsequent events that required recognition or additional disclosure in these financial statements.

2.	Statutory Requirements

Pursuant to Rule 15c3-1 of the Securities Exchange Act of 1934, the Company is required to maintain minimum net capital of $100,000. At December 31, 2018, the Company's net capital was $198,311.

The Company is exempt from certain provisions of Rule I 5c3-3 of the Securities Exchange Act of 1934. Such exemption is in accordance with paragraph (k) (2) (ii) of the Rule.

3.	Retirement Plan

The Company provides a 401(k) profit sharing plan which covers substantially all employees. Participating employees may elect to contribute, on a tax-deferred basis, a portion of their compensation in accordance with Section 401(k) of the Internal Revenue Code. The Company does not match contributions.

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PRESIDENTIAL BROKERAGE, INC.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2018

4.	Commitment and Contingencies

Lease Commitment

The Company incurred rental expense of $539,710 in 2018 under four operating lease agreements for office space in Denver, Loveland, Colorado Springs.

The non-cancellable Denver lease expired May 31, 2014. The Company signed a third amendment to a non-cancellable lease effective September, 2013, referred to as an Expansion Lease for additional rentable space through May, 2021. Monthly rent is $27,000.

The Company signed a lease agreement for the Colorado Springs location effective July, 2013. Monthly rent was $12,875. The lease term was 60 months and expired June 30, 2018. The Company signed a lease agreement for an executive office in Colorado Springs effective July 2018 for a 6 month term and renewed the lease on January I, 2019 for 6 months ending on June 30, 2019. The monthly rent is $875.

The Loveland, Colorado lease was signed in July, 2011. Monthly rent is $7,765. The lease expired on January 31, 2019. The Company signed a sub-lease to relocate the Loveland office effective January 1, 2019 for a 14 month term expiring on February 29, 2020. The monthly rent is $5,363.

Future minimum lease payments under these leases through May, 2021 are:

2019	$396,008
2020	334,726
2021	135,000
$865,734

Contingencies

The Company is from time to time subject to claims and suits arising in the ordinary course of its business. The Company accrues for potential liabilities involved in these matters as they become known and can be reasonably estimated. For the year ended December 31, 2018, the Company has accrued a liability of $22,000 for potential claims.

5.	Common Stock Issued and Repurchased

During 2018 the firm issued common shares totaling 5,307,332 to the new investors described in Note 7. Accordingly, $265,367 was allocated to common stock with a stated value of $.05 per share and $337,597 was allocated to additional paid in capital.

During 2018 the firm repurchased shares from two employees where no longer employed by the firm. The total number of shares repurchased were 396,317 at a cost of $53,000 and were place in Treasury in anticipation of future reissuance.

In September 2018 there was a net capital contribution in the amount of $50,000 with no shares issued.

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PRESIDENTIAL BROKERAGE, INC.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2018

6.	Subordinated Loan Agreement-Control # 3A-E-SLA-1408797

Lender: Presidential Holding, LLC

Maturity Date: September 30, 2020

Amount: $400,000

Interest rate: 3%

CRD # 28784

An agreement was entered into on September 15, 2017 between Presidential Holding, LLC (the lender) and Presidential Brokerage, Inc. (the Broker/Dealer). FINRA approved the agreement October 2, 2017 (the effective date). Appendix D of SEC Rule 15c3-1 requires the prior written approval of FINRA before any repayment of the subordinated agreement can be made. Accordingly, unsecured advances to the lender during the term of the agreement are not permitted. The proceeds shall be dealt with in all respects as capital of the Broker/Dealer, and is subject to the risks of the business, and the Broker/Dealer has the right to deposit the proceeds into accounts of Presidential Brokerage, Inc. The proceeds shall be maintained as capital subject to the provisions of paragraph (e) of Rule 15c3-1.

Effective January 2018 the subordinated loans were reassigned to the three investors in the investor group individually. In May 2018, following the approval of the CMA by FINRA, the three subordinated loans were converted to equity capital as described in Note 5.

7.	Change of Control

The Company and a majority of the Shareholders (including all officers) entered into an agreement by which new investors and key personnel ended up purchasing 5,657,332 common shares, including the issuance of the 350,000 additional shares. This transaction represents 80% of the issued shares of the Company, leaving the current Shareholders with 1,414,333 shares or 20% of the issued shares of the Company. The transactions herein was to be done in three phases: first, a $200,000 purchase of 350,000 common shares, or 20% of the outstanding shares by Gary Nemer (later equally divided between Gary Nemer, Scott Winters and William Nelson). This was completed July 31, 2017. Second, funding of the Equity Subordinated Loan Obligation of $400,000 effective date Oct. 2, 2017. Third phase is the Conversion and full satisfaction of the Equity Sub Loan Obligations in consideration for the issuance of 5,307,332 remaining Investor Shares along with funding of the of the additional equity investment of $200,000 upon FINRA CMA approval, which was completed with the conversion of the Equity Sub Loans in May 2018 and the additional equity investment of $200,000 in May and June 2018.

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SUPPLEMENTARY INFORMATION

PRESIDENTIAL BROKERAGE, INC.

SUPPLEMENTAL SCHEDULE OF COMPUTATION OF NET CAPITAL,
MINIMUM NET CAPITAL REQUIRED, AND AGGREGATE INDEBTEDNESS

DECEMBER 31, 2018

COMPUTATION OF NET CAPITAL AND MINIMUM NET CAPITAL REQUIRED

STOCKHOLDERS' EQUITY	$236,297

DEDUCTIONS:
Non-allowable assets	(37,986)

NET CAPITAL	198,311
MINIMUM NET CAPITAL REQUIRED (greater of 6-2/3% of aggregate indebtedness or $100,000)	100 000

AGGREGATE INDEBTEDNESS

TOTAL AGGREGATE INDEBTEDNESS	$239,036

RATIO OF AGGREGATE INDEBTEDNESS TO NET CAPITAL	120.54

There were no material differences between the above net capital computation and the corresponding computation included in the Company's Form X-17A-5 Part IIA.

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SCHEDULE I

PRESIDENTIAL BROKERAGE, INC.

COMPUTATION FOR DETERMINATION OF RESERVE REQUIREMENTS
FOR BROKERS AND DEALERS PURSUANT TO RULE 15c3-3

DECEMBER 31, 2018

The Company is exempt from the provisions of Rule 15c3-3 of the Securities Exchange Act of 1934, since the Company's activities are limited to those which qualify for an exemption under paragraph (k) (2) (ii) of the Rule.

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HARDING AND HITTESDORF, P.C.

Certified Public Accountants

650 S. Cherry Street, Suite 1050

Denver, Colorado 80246

(303) 393-0888

FAX (303) 393-0894

www.hhcpafirm.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

of Presidential Brokerage, Inc.

We have reviewed management's statements, included in the accompanying Exemption Report, in which (1) Presidential Brokerage, Inc. identified the following provisions of 17 C.F.R. § 15c3-3(k) under which Presidential Brokerage, Inc. claimed an exemption from 17 C.F.R. § 240.15c3-3: (k)(2)(ii) (exemption provisions) and (2) Presidential Brokerage, Inc. stated that Presidential Brokerage, Inc. met the identified exemption provisions throughout the most recent fiscal year without exception. Presidential Brokerage, Inc. 's management is responsible for compliance with the exemption provisions and its statements.

Our review was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and, accordingly, included inquiries and other required procedures to obtain evidence about Presidential Brokerage, Inc.'s compliance with the exemption provisions. A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's statements. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to management's statements referred to above for them to be fairly stated, in all material respects, based on the provisions set forth in paragraph (k)(2)(ii) of Rule 15c3-3 under the Securities Exchange Act of 1934.

/s/ Harding& Hittesdorf, P.C.

HARDING A HITTESDORF, P.C.

Denver, Colorado

February 28, 2019

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